Exhibit 99.3

PERFX WIRELINE SERVICES, LLC
UNAUDITED CONDENSED COMBINED PRO FORMA
FINANCIAL STATEMENTS

For the Year Ended
December 31, 2020
and
As of and for the Six Months Ended
June 30, 2021

Exhibit 99.3
Introduction
On July 8, 2021, Ranger Energy Services, Inc. (the “Company” or “Ranger”) acquired PerfX Wireline Services, LLC (“PerfX”), a provider of wireline services that operate in Williston, North Dakota and Midland, Texas; excluding the assets of its XConnect Business (hereinafter “PerfX Acquisition”). The following unaudited condensed combined pro forma financial information presents the unaudited condensed combined pro forma balance sheet and statement of operations based upon the consolidated historical financial statements of Ranger and its subsidiaries and PerfX and its subsidiaries after giving effect to the business combination between Ranger and PerfX.
The underlying historical financial information has been derived from the unaudited condensed consolidated financial statements as of and for the six months ended June 30, 2021 and the audited consolidated financial statements as of and for the year ended December 31, 2020 of Ranger and PerfX.
Information in the unaudited condensed combined pro forma financial statements is presented as follows:
•The unaudited condensed combined pro forma statement of operations for the six months ended June 30, 2021 and for the year ended December 31, 2020 includes adjustments for the acquisition of PerfX as if the PerfX Acquisition had been completed as of January 1, 2020.
•The unaudited condensed combined pro forma balance sheet as of June 30, 2021 includes adjustments for the acquisition of PerfX, as if the PerfX Acquisition had been completed on June 30, 2021.
The historical condensed financial information has been adjusted to give effect to transaction accounting adjustments that are necessary to account for the acquisition. The transaction accounting adjustments are based on currently available information and certain estimates and assumptions and therefore the actual effects of these transactions will differ from the pro forma adjustments.
The unaudited pro forma condensed financial information was prepared in accordance with Article 11 of Regulation S-X. The PerfX Acquisition was accounted for using the acquisition method of accounting under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 805, Business Combinations (“ASC 805”). Accordingly, the preliminary purchase price as it relates to PerfX was allocated to the assets acquired and liabilities assumed based upon management’s preliminary estimates of fair value. The determination of the final fair values is dependent upon valuations as of the acquisition date and the final adjustments to the purchase price, which when they occur may result in an adjustment to the value of the acquired assets reflected in the unaudited condensed combined pro forma financial statements.
The unaudited condensed combined pro forma financial statements should be read in conjunction with the accompanying notes and with:
•Unaudited interim condensed consolidated financial statements of Ranger as of and for the six months ended June 30, 2021 contained in the Form 10-Q filed on July 30, 2021.
•Audited consolidated financial statements of Ranger as of and for the year ended December 31, 2020, contained in the Form 10-K filed on February 25, 2021.
•Audited consolidated financial statements of PerfX as of and for the year ended December 31, 2020 contained in this Form 8-K/A filed on September 21, 2021.
•Unaudited interim condensed consolidated financial statements of PerfX as of and for and for the six months ended June 30, 2021 contained in this Form 8-K/A filed on September 21, 2021.
The unaudited condensed combined pro forma financial information is presented for illustrative purposes only and does not purport to indicate that the financial condition or results of operations of future periods or the financial condition or results of operations that actually would have been realized had the PerfX Acquisition been consummated on the dates or for the periods presented. The unaudited condensed combined pro forma financial statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those illustrated.

Exhibit 99.3
RANGER ENERGY SERVICES, INC.
UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET
AS OF JUNE 30, 2021

	Ranger (Historical)	PerfX (Historical)	Transaction Accounting Adjustments		Total Pro Forma
Assets
Cash and cash equivalents	$3,373,468	$5,665,823	$(4,665,823)	(a)	$4,373,468
Accounts receivable, net	35,497,360	14,242,922	(9,642,175)	(a)	40,098,107
Contract assets	3,022,174	—	—		3,022,174
Inventory	2,713,246	6,467,253	(4,062,876)	(a)/(b)	5,117,623
Prepaid expenses	6,057,495	1,114,876	(175,986)	(a)	6,996,385
Total current assets	50,663,743	27,490,874	(18,546,860)		59,607,757

Property and equipment, net	182,591,238	18,589,198	(1,040,563)	(b)/(e)	200,139,873
Goodwill	1,759,286	—	—		1,759,286
Intangible assets, net	8,158,849	—	—		8,158,849
Operating leases, right-of-use assets	6,279,352	—	1,135,664	(e)	7,415,016
Other assets	1,056,730	—	—		1,056,730
Total assets	250,509,198	46,080,072	(18,451,759)		278,137,511

Liabilities and Stockholders' Equity
Accounts payable	13,523,909	6,323,842	(924,204)	(a)	18,923,547
Accrued expenses	9,946,804	3,720,331	(2,438,316)	(a)/(g)	11,228,819
Other financing liability, current portion	2,550,525	—	—		2,550,525
Capital lease obligations, current portion, related parties	—	144,107	(144,107)	(c)	—
Long-term debt, current portion	10,400,634	13,477,095	(10,878,345)	(c)	12,999,384
Long-term debt, current portion, related parties	—	1,625,977	(1,625,977)	(c)	—
Other current liabilities	3,845,319	—	66,087	(e)	3,911,406
Total current liabilities	40,267,191	25,291,352	(15,944,862)		49,613,681

Operating leases, right-of-use obligations	5,024,752	—	1,069,576	(e)	6,094,328
Other financing liability	13,359,303	—	—		13,359,303
Long-term debt, net	12,536,380	3,510,468	5,290,784	(c)	21,337,632
Long-term debt, net related parties	—	2,500,000	(2,500,000)	(c)	—
Other long-term liabilities	3,047,853	—	—		3,047,853
Total liabilities	74,235,479	31,301,820	(12,084,502)		93,452,797

Commitments and contingencies

Controlling stockholders' equity	107,346,156	14,778,252	(9,576,052)	(d)	112,548,356
Noncontrolling interest	68,927,563	—	3,208,795	(f)	72,136,358
Total stockholders' equity	176,273,719	14,778,252	(6,367,257)		184,684,714
Total liabilities and stockholders' equity	$250,509,198	$46,080,072	$(18,451,759)		$278,137,511
The accompanying notes are an integral part of the unaudited condensed combined pro forma financial statements

Exhibit 99.3

RANGER ENERGY SERVICES, INC.
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2021

	Ranger (Historical)	PerfX (Historical)	Transaction Accounting Adjustments		Total Pro Forma

Revenues
High specification rigs	$50,737,072	$—	$—		$50,737,072
Completion and other services	35,263,660	54,887,550	—		90,151,210
Processing solutions	2,287,482	—	—		2,287,482
Total revenues	88,288,214	54,887,550	—		143,175,764

Operating expenses
Cost of services (exclusive of depreciation and amortization):
High specification rigs	43,048,120	—	—		43,048,120
Completion and other services	33,760,224	50,395,474	(71,367)	(a)	84,084,331
Processing solutions	1,447,060	—	—		1,447,060
Total cost of services	78,255,404	50,395,474	(71,367)		128,579,511
General and administrative	9,655,475	2,581,037	1,663	(a)/(d)	12,238,175
Depreciation and amortization	16,199,808	3,608,139	(180,179)	(a)	19,627,768
Gain on asset disposal	—	(401,128)	—		(401,128)
Total operating expenses	104,110,687	56,183,522	(249,883)		160,044,326

Operating (loss) Income	(15,822,473)	(1,295,972)	249,883		(16,868,562)

Other expenses
Interest expense, net	1,306,667	284,552	199,948	(b)/(c)	1,791,167
Other income, net	—	(209,932)	—		(209,932)
Total other expenses	1,306,667	74,620	199,948		1,581,235

Loss before income tax expense	(17,129,140)	(1,370,592)	49,935		(18,449,797)
Tax expense	278,179	—	—		278,179
Net loss	(17,407,319)	(1,370,592)	49,935		(18,727,976)
Less: Net loss attributable to noncontrolling interests	(7,170,989)	—	(537,706)	(e)	(7,708,695)
Net loss attributable to Ranger Energy Services, Inc.	$(10,236,330)	$(1,370,592)	$587,641		$(11,019,281)

Net loss per share
Basic	$(1.13)				$(1.10)
Diluted	$(1.13)				$(1.10)
Weighted Average Shares Outstanding
Basic	$9,055,077		$1,000,000		$10,055,077
Diluted	$9,055,077		$1,000,000		$10,055,077
The accompanying notes are an integral part of the unaudited condensed combined pro forma financial statements

Exhibit 99.3
RANGER ENERGY SERVICES, INC.
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020

	Ranger (Historical)	PerfX (Historical)	Transaction Accounting Adjustments		Total Pro Forma

Revenues
High specification rigs	$82,512,354	$—	$—		$82,512,354
Completion and other services	98,501,854	102,669,036	—		201,170,890
Processing solutions	6,826,840	—	—		6,826,840
Total revenues	187,841,048	102,669,036	—		290,510,084

Operating expenses
Cost of services (exclusive of depreciation and amortization):
High specification rigs	71,492,590	—	—		71,492,590
Completion and other services	73,669,308	95,157,172	—		168,826,480
Processing solutions	2,756,963	—	—		2,756,963
Total cost of services	147,918,861	95,157,172	—		243,076,033
General and administrative	22,118,454	8,947,612	(636,967)	(a)	30,429,099
Depreciation and amortization	34,965,748	7,143,291	(152,092)	(a)	41,956,947
Impairment	—	712,777	—		712,777
Gain on disposal of assets	—	(22,198)	—		(22,198)
Gain on debt retirement	(2,124,342)	—	—		(2,124,342)
Total operating expenses	202,878,721	111,938,654	(789,059)		314,028,316

Operating loss	(15,037,673)	(9,269,618)	789,059		(23,518,232)

Other expenses
Interest expense, net	3,393,203	787,636	181,364	(b)/(c)	4,362,203
Other income, net	—	(128,079)	—		(128,079)
Total other expenses	3,393,203	659,557	181,364		4,234,124

Loss before income tax expense	(18,430,876)	(9,929,175)	607,695		(27,752,356)
Tax benefit	(23,282)	—	—		(23,282)
Net loss	(18,407,594)	(9,929,175)	607,695		(27,729,074)
Less: Net loss attributable to noncontrolling interests	(8,227,864)	—	(3,903,018)	(d)	(12,130,882)
Net loss attributable to Ranger Energy Services, Inc.	$(10,179,730)	$(9,929,175)	$4,510,713		$(15,598,192)

Net loss per share
Basic	$(1.21)				$(1.64)
Diluted	$(1.21)				$(1.64)
Weighted Average Shares Outstanding
Basic	8,532,923		1,000,000		9,532,923
Diluted	8,532,923		1,000,000		9,532,923
The accompanying notes are an integral part of the unaudited condensed combined pro forma financial statements

Exhibit 99.3
Note 1 — Description of Transaction
On July 8, 2021, Ranger Energy Services, Inc. (the “Company” or “Ranger”) acquired PerfX Wireline Services, LLC (“PerfX”), a provider of wireline services that operate in Williston, North Dakota and Midland, Texas; excluding the assets of its XConnect Business (hereinafter “PerfX Acquisition”) for $20.1 Million.
As consideration for the assets acquired, the Company issued 900,000 shares of Class A Common Stock at the acquisition date with an additional 100,000 shares of Class A Common Stock to be issued by the Company on the 12-month anniversary of the acquisition date. Additionally, the Company entered into a Secured Promissory Note of $11.4 million in consideration for the net assets acquired.
The PerfX purchase price includes a warrant to acquire a 30% ownership in the XConnect Business (“XConnect”), which expires on July 8, 2031. XConnect is the manufacturer of a perforating gun system developed by the PerfX sellers alongside the PerfX wireline service business. The warrant requires the Company to maintain a specific minimum level of purchases of XConnect’s manufactured products. Should the Company fail to maintain the specified minimum level of purchases, a forfeiture event would occur. The Company may elect to cure the forfeiture event through a cash payment to XConnect. If the Company elects to not cure the forfeiture event, the ownership percentage would reduce to 15%. Upon the occurrence of a second uncured forfeiture event, the warrant is deemed to be cancelled. No value was allocated to the warrant within in the preliminary purchase price allocation in Note 3.
Note 2 — Basis of Presentation
The unaudited condensed combined pro forma financial information has been prepared to give effect to the PerfX Acquisition. The unaudited condensed combined pro forma financial information has been derived from historical financial statements of Ranger and PerfX.
Ranger’s consolidated financial information has been prepared in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”) as issued by the Financial Accounting Standards Board (“FASB”). PerfX’s consolidated financial information has been prepared in accordance with GAAP.
The unaudited condensed combined pro forma financial information was prepared in accordance with Article 11 of Regulation S-X. The PerfX Acquisition was accounted for as using the acquisition method of accounting under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 805, Business Combinations (“ASC 805”). Management utilized their best estimates and assumptions to assign preliminary fair value to the assets acquired and liabilities assumed at the acquisition date. The determination of the final fair values and purchase price allocation is based on preliminary estimates and subject to final adjustments. Such adjustments could be material.
The unaudited condensed combined pro forma balance sheet as of June 30, 2021, has been prepared assuming that PerfX acquisition was consummated at that date. There are no significant transactions to be reflected in the historical financial information between June 30, 2021 and July 8, 2021.
Information in the unaudited condensed combined pro forma financial statements is presented as follows:
•The unaudited condensed combined pro forma statement of operations for the six months ended June 30, 2021 and for the year ended December 31, 2020 includes adjustments for the acquisition of PerfX as if the PerfX Acquisition had been completed as of January 1, 2020.
•The unaudited condensed combined pro forma balance sheet as of June 30, 2021 includes adjustments for the acquisition of PerfX, as if the PerfX Acquisition had been completed on June 30, 2021.
The historical condensed financial information has been adjusted to give effect to transaction accounting adjustments that are necessary to account for the acquisition. The transaction accounting adjustments are based on currently available information and certain estimates and assumptions and therefore the actual effects of these transactions will differ from the pro forma adjustments The unaudited condensed combined pro forma financial information has been compiled in a manner consistent with the accounting policies of Ranger. All material adjustments required to reflect the PerfX Acquisition are set forth in the column labeled in “Transaction Accounting Adjustments.”
The unaudited condensed combined pro forma financial statements have been prepared on the assumption that PerfX will be treated as a corporation for federal income tax purposes. The Company does not initially expect to recognize any income tax effects as a result of the acquisition.
The unaudited condensed combined pro forma financial information is provided for illustrative purposes only and does not purport to represent what the actual results of operations or the financial position of the company would have been had the

Exhibit 99.3
acquisition occurred on the dates assumed, nor are they necessarily indicative of future results of operations or financial position.
Note 3 — Preliminary Purchase Price Allocation and Consideration Transferred
On July 8, 2021, Ranger acquired PerfX’s net assets excluding XConnect Business for $20.1 Million. .As consideration for the assets acquired pursuant to the Asset Purchase Agreement, the Company issued 900,000 shares of Class A Common Stock at the acquisition date and an additional 100,000 shares of Class A Common Stock will be issued by the Company on the 12-month anniversary of the acquisition date. Additionally, the Company entered into a Secured Promissory Note of $11.4 million in consideration for the net assets acquired.
The following table shows the consideration transferred and the preliminary allocation of the purchase price for PerfX to the acquired identifiable assets and assumed liabilities at the preliminary fair value on the acquisition date. The preliminary purchase price was based on the net assets acquired on the June 30, 2021 in accordance with ASC Topic 805, Business Combinations as follows:

Cash	$1,000,000
Accounts receivable	4,600,748
Inventory	2,404,377
Prepaid and other current assets	938,890
Property and equipment	17,620,000
Total assets acquired	26,564,015

Accounts payable	5,399,638
Accrued expenses	1,044,377
Total liabilities assumed	6,444,015
Total estimated purchase consideration transferred:
Promissory Note	11,400,000
Equity issued	8,720,000
Total estimated consideration transferred	$20,120,000
Note 4 — Unaudited condensed combined pro forma balance sheet adjustments and assumptions
a.Reflects the net working capital preliminary adjustments as agreed in the Asset Purchase Agreement.
b.Reflects the carve out of the XConnect Business (Property and equipment, net $0.7 million and inventories $3.7 million).
c.Reflects the exclusion of historical debt obligations $21.3 million that were not assumed as part of the PerfX Acquisition and the Secured Promissory Note of $11.4 million issued as consideration for the net assets acquired.

(in Millions)
Decrease for debt obligation not assumed	$(21.3)
Increase for Secured Promissory note issued as consideration	11.4
Net adjustment to long-term liabilities	$(9.9)

Exhibit 99.3
d.Reflects adjustments to Controlling Stockholders’ Equity as follows:

(in Millions)

Elimination of PerfX historical Stockholder’s Equity	$(14.7)

Transaction adjustments
Carve out XConnect Business	$(4.4)
Preliminary working capital adjustments	(10.9)
Exclusion of historical debt and capital leases	21.3
Elimination of transaction adjustments	(6.0)

Other	(0.4)
Issuance of one million of equity of Class A Common Stock	8.7
Noncontrolling interest adjustment	(3.2)
Total	$(9.6)
e.Reflects the adjustments to align Plant and Equipment $70 thousand and ASC 842 Lease accounting policies $1.1 million of PerfX with Ranger.
f.Reflects the adjustment noncontrolling interest related to the equity shift caused by the issuance of 1 million shares.
g.Reflects the adjustment to accrue additional transaction costs of $0.3 million incurred by the Company subsequent to June 30, 2021.
Note 5 — Unaudited condensed combined pro forma statements of operations adjustments and assumptions for the
Six Months Ended June 30, 2021
a.Reflects the exclusion of cost of services expenses of approximately $70 thousand and general and administrative expenses of approximately $0.3 related to the carve out of XConnect Business.
b.Reflects the exclusion of interest expense of approximately $0.3 million related to PerfX debt obligations not assumed.
c.Reflects interest expense of approximately $0.5 million on the Secured Promissory note issued in consideration for the net assets acquired.
d.Reflects adjustment to accrue additional transaction costs of $0.3 million incurred by the Company subsequent to June 30, 2021.
e.Reflect the impact to Net loss attributable to noncontrolling interests due to the operations of PerfX and issuance of one million shares.
Note 6 — Unaudited condensed combined pro forma statements of operations adjustments and assumptions for the
Year Ended December 31, 2020
a.Reflects the exclusion of general and administrative expenses of approximately $0.6 million and $0.2 million of depreciation expense related to the carve out of XConnect Business.
b.Reflects the exclusion of interest expense of approximately $0.8 million related to PerfX debt obligations not assumed.
c.Reflects interest expense of approximately $1.0 million on the Secured Promissory note issued in consideration for the net assets acquired.
d.Reflect the impact to Net loss attributable to noncontrolling interests due to the operations of PerfX and issuance of one million shares.